UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[X]    Soliciting Material Pursuant to Section 240.14a-12


                         SENTINEL GROUP FUNDS, INC.

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.)  Title of each class of securities to which transaction applies:
     2.)  Aggregate number of securities to which transaction applies:
     3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):
     4.)  Proposed maximum aggregate value of transaction:
     5.)  Total fee paid:

                                Please Vote Today
All Sentinel Fund shareholders, including all employees who hold Sentinel Funds in their 401(k) plans, are urged to vote on the several proposals, including electing Directors, new advisory fees, a new Charter, and the Funds' fundamental investment policies. Please cast your vote by authorizing your proxy today. You may do so by following the directions on your proxy card or you may cast your vote by calling 866 270-1864. A representative will take your information and record your vote. Additional information about the proposals is included in your packet and is also available at www.sentinelfunds.com. If you have any other questions, please contact a Sentinel representative at 1-800-282-3863.